PLAN (AMENDED) EXHIBIT "D"

             List of Allowed Prepetition Selling Debenture Claims
               as Uniformly Calculated by the Trustee in the
                         Amended Plan (Class 5)

                                EXHIBIT "D"

                                 LIST OF
         ALLOWED* PREPETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY
           CALCULATED BY THE TRUSTEE IN THE AMENDED PLAN (CLASS 5)

*  Unless indicated as disputed

CLAIMANT                                     CLAIM #   EXPLAN.   CLAIM AMOUNT
                                                       NOTES
Alaska Teamsters Employees Pension Plan      3320                   $94,900.00
Alvarez, James                               3537         I          $3,862.50
Anchor National Life Insurance Co            4548                  $128,500.00
Anderson, Sarah Ann Watson                   2820                   $11,250.00
Andrews, Dean C.                             2391                    $2,600.00
Arum, Barbara (b)                            1564                    $1,875.00
Associated Bank FBO Anton G. Stepanek
   Revocable Trust                           2198                    $7,500.00
Astor, Michael a/c Fund Micky (b)            2423                    $6,450.00
Ball, George J. (profit sharing trust)       0940                    $9,300.00
Bank of America NT and SA *DISPUTED*         3329                   $31,500.00 *DISPUTED*
Barnes Lee M. & James A.                     0446                    $7,796.58
Beazley, James W & Patricia Ann (b)          1791                        $0.00
Begley, Sarah (a)                            2910                   $19,000.00
Bielun, John                                 2144         B          $9,700.00
Bingham, Carlton Reed TTEE Living
   Trust (B-1)                               2068                    $1,127.77
Bird, Ronald J.                              3481                    $1,300.00
Boeselagez, August C Von (b)                 4385                    $2,225.00
Bosworth, Charles F. Trust                   2821                   $22,000.00
Byrn, Jane M                                 3754                        $0.00
Byrn, Jane M.                                4481         B          $2,025.00
Carter, Carla J.                             1335                    $1,050.00
Case Pomeroy & Co Pension Trust (b)          2806                    $6,400.00
Cashman, Jim Co. Pension Plan (b)            1716                    $4,200.00
Cashman, Jim Co. Profit Sharing Plan (a)     1716                    $4,200.00
Charles Cole Memorial Hospital               2901                   $13,000.00
Chestter & Robbins Money Purchase Pens Plan  3336                    $7,000.00
Cincinnati Insurance Company                 1698                  $288,750.00
Conley, Jeannine W. (b)                      2446                      $440.00
Currier, Lavinia M. (b)                      3472                  $121,562.50
Currier, Michael S. (b)                      3602                  $112,125.00
Dablam Fund A. (b)                           2784                    $8,400.00
Dodge Corp                                   3335                    $7,000.00
Douglas, Richard (b)                         2430                    $2,150.00
Ducommun, Wayne W. & Geraldine R. (d)        0554                    $1,857.00
Ely, Elizabeth T.                            2895                   $10,000.00
Farrell Dist. Corp. Pension Plan a/c F8 (b)  2432                    $8,600.00
Farrell Profit Sharing Plan a/c FA (b)       2431                    $2,150.00
Fick, A. Wayne                               1969                    $4,854.10
First Hawaiian Bank                          1067                   $83,950.00
First Presbyterian Church of Stamford        2847                    $1,800.00
Foster & Foster                              1047                    $4,464.50
Foster, Lawrence T. (b)                      0893         B          $6,710.00
Franklin Convertible Sec Fund                3364                   $25,500.00
Fry, Eric J. (b)                             2456                    $2,205.00
Fry, Robert P. IRA (b)                       2482                        $0.00
Fuelship & Co., nom Zeneca Holdings
   Pens Trust                                3061         B        $111,938.00
Gannett Retirement Master Tr                 3326                   $80,770.00
Genasci, Donald B. Trust                     2822                    $9,500.00
Gerald Stein IRA                             3331                    $3,500.00
Goodman, John B. Jr.                         4303                        $0.00
Goodman Trust Fund                           3342                    $8,100.00
Grace Brothers, Ltd                          3111                   $42,443.00
Green, Melvin C. & Eleanor                   2189                    $6,150.00
Guy Warner Vaughan Rev. Liv TR               3330                    $7,000.00
Hardy, Charles R.                            1504                    $1,075.00
Harper, Prudence O.                          2800                   $10,000.00
Haviland, Theodore 2nd Trust                 2801                    $9,500.00
Hedgepeth, Paul L. & Donna J.                3076                      $975.00
Hemingway, Henry S.                          1353                    $5,362.50
Hennings, Donald A. Trustee (b)              0799                   $66,000.00
Hensel, Margery F. Trust                     2814                    $3,395.00
Hexon Financial Services                     3328                   $73,500.00
Hibben Corp                                  3334                    $3,500.00
Hilden, Kenneth & Isabel                     1040                        $0.00
ICI Amercas Pension Tr                       3324                  $128,000.00
Ingber, Howard L                             2412                    $6,549.50
Jensen, Brent I (b)                          2256                    $1,045.06
Jeude, William W. Guardian FBO
   Arthur R. Nelson                          2467                    $6,500.00
Jeude, William W. Profit Sharing (b)         2475                      $825.00
Johnson, Rollie                              3555                      $225.00
Kelleher, Dennis J                           1803                    $2,406.00
Key Trust Co. of Ohio, N.A. (b)              None                   $30,987.00
Kilborn, Peter T.                            2881                    $6,000.00
Langren, Donald E. & Jacqueline              1337                    $3,650.00
Li-Cor, Inc.                                 0883         I          $5,115.00
Lince Tr for Kathryn                         2874                    $6,150.00
Lince Trust for Sarah                        2873                    $6,150.00
Lince, Jean W.                               2802                   $14,600.00
Mandelbaum, Jill B. (b)                      1926                      $825.00
Marfuel, S. A.                               2872                   $10,000.00
Margol, Wilbur & Marilyn                     3333                    $3,500.00
Martin, Benjamin O. (b)                      4118                   $13,800.00
Martin, Eleanor L.                           1143                    $2,350.00
McDonald, Willis IV.                         2869                    $9,625.00
Meyer, Sharon A (b)                          1770                    $9,725.00
Mitchell, Margaret & Thomas                  2791                    $4,000.00
Morgan, Saul                                 3332                    $3,500.00
National Gardening Assoc. a/c NGA(b)         2429                    $2,150.00
Nelson, Garnold S. & Margaret R              1027                   $23,000.00
New Cycle Foundation (b)                     3601                  $156,500.00
Nutt, Paul R.                                0513                    $5,605.00
Oliver, Andrew Jr.                           2803                   $10,000.00
Oliver, Louise V. Trust                      2785                    $9,500.00
Oregon Equity Fund                           3321                  $510,250.00
Peragrine Financial (b)                      2428                    $2,150.00
Peterson, Nancy                              3544                    $1,975.00
Pletscher, John N. & Jeanne G.               1033                        $0.00
Pletscher, John N. & Jeanne G. (b)           3110                    $2,700.00
Pletscher, Robert D.                         0331                    $1,946.92
Putney School (b)                            4606                   $26,187.50
Sacharuna Foundation (b)                     3603                  $156,500.00
Sage, Donald A.                              1058                    $2,850.00
Saif Corporation                             3322                  $528,000.00
Sawyer, Frank D. (Family Trust) (a)          0836         I          $3,155.00
School, Potney (b)                           2427                   $26,187.50
Skowhegan School General Funds               1830                   $33,250.00
Spelker, Steven W.                           1678                    $1,050.00
State of Delaware - Pecks Management         4408                  $360,843.75
State of Delaware Retirement                 3323         B        $128,000.00
Steele, Helen L.                             2778                   $10,250.00
Stiffel, Jules N. (b)                        2812                    $4,200.00
Stout, C. Fred, Jr. & Elizabeth F. (b)       1049                      $700.00
Stout, C. Fred, Jr. & Elizabeth
   F. (b)  *DISPUTED*                        4066                        $0.00  *DISPUTED*
Straley, Kathy A. (b)                        0911                      $941.72
Stransky, John P. & JoAnn                    2217         B            $750.00
Sutherland, John C. (b)                      0334                   $10,650.00
Tapper, Mayer S.                             0947                   $11,000.00
Taylor, Russell C.                           2039                   $10,250.00
Thomas, Norman C.                            4446                      $955.13
Thompson, Elizabeth W.                       2776                   $16,400.00
Thomson, Elizabeth cust James L. Thomson     2775                    $6,150.00
Thone, Harlan                                4110                    $1,470.00
Tubis, Harry & Celia (b)                     2196                      $825.00
U.S. Bank of Oregon Trustee Edna M. Avio     3613                    $6,897.50
U.S. Bank of Oregon Trustee Walter A. Hummel 3616                    $2,187.50
U.S. Bank of Oregon Trustee Gran
   Center for Study/Research                 3622         B          $2,777.50
U.S. Bank of Oregon Trustee
   Custodian for Corp. Catholic              3623                    $3,157.50
U.S. Bank of Oregon Trustee
   Blount Retirement Plan                    3624                    $1,015.00
U.S. Bank of Oregon Trustee Omark
   Indust. Retirement Fund                   3625                    $1,960.00
U.S. Bank of Oregon Trustee
   Willamette University                     3627         H          $7,521.25
U.S. Bank of Oregon in its Capacity as
   Trustee for its Collective Small
   Funds - Small Comp. Value Retirement
   Fund (a)                                  3607                    $2,365.00
U.S. Bank of Oregon Trustee Oregon Comm. (a) 3611                    $1,335.00
U.S. Bank of Oregon  Trustee
   Funds Foundation Equity Trust (a)         3615                    $5,590.00
U.S. Bank of Oregon, Trustee W. Hawkins,
   M. Jones et al, Jones Fd.                 3631                   $10,300.00
Van Fossen, James W.                         3034                        $0.00
Van Fossen & Clough, Inc.                    4112                      $975.00
Wachovia Bank of Georgia - Colonial
   Pipeline Company Retirement Plan          2335         B        $102,600.00
Wachovia Bank of North Carolina -
   Blue Bell Salaried Pension Plan           2337                   $74,500.00
Wachovia Bank of North Carolina -
   Blue Bell Savings                         2339                   $74,500.00
Warburg Pincus                               2030                   $53,900.00
Warburg Pincus                               2031                    $8,800.00
Warburg Pincus                               2032                   $18,800.00
Warburg Pincus                               2033                  $159,375.00
Warburg Pincus                               2029                    $7,800.00
Warner, Virginia a/c 27706 (b)               2424                   $21,500.00
Watson, Gavin W.                             2805                   $10,000.00
Watson, Richard                              2804                   $10,000.00
Whitehouse, Carol C.                         1957                    $8,854.00
Willtrust, a partnership                     2978                   $34,243.96
Wilmington Trust Company (Trustee) (c)       4515                    $2,150.00
Wilmington Trust Company, Custodian for
   A.B. Currier, L & M Currier and
   B. Bergen (c)                             4516                   $14,275.00
Winner, Jacqueline A.                        3548                      $200.00
Woodrow, Mary                                3036                    $2,120.00
Woody, Bernard L. (b)                        2723                      $654.00
Woolstoncroft, Dean C. & Jeanette (b)        2586                      $617.50
Wright, Catherine D. (b)                     0487                    $7,927.25
Yale Converts/Froley Revy (a)                3327                  $792,500.00
Yoder, Earl M. (a)                           3135                        $0.00
Yoder, Earl M. (a)                           4582                   $13,000.00
Young, James F. & Susan A.                   1237                    $1,320.00
Youngman, Bruce (b)                          0909                   $17,300.00

                     TOTAL:                                      $5,358,876.49

---------------

A    Claim has been assigned to Access Capital.
B    Claim has been assigned to Argo Partners.
C    Claim has been assigned to Comac International NV
D    Claim has been assigned to Debt Acquisition Company of America
E    Claim has been assigned to Comac Partners LP
F    Claim has been assigned to Riverside Contracting Corporation
G    Claim has been assigned to Credit Research
H    Claim has been assigned to KIA Factors
I    Claim has been assigned to BP Investment Recovery Partners
J    Claim has been assigned to NationsBanc Montgomery Securities